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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 10, 1997

                       MURDOCK COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


                                     Iowa
           -------------------------------------------------------
                (State or other jurisdiction or incorporation)


      000-21463                                                42-1337746
 ---------------------                                   ---------------------
   (Commission File                                      (I.R.S. Employer I.D.
       Number)                                                  Number)

     1112 29th Avenue S.W.
      Cedar Rapids, Iowa                                         52404
------------------------------                           ----------------------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


                                 319-362-6900
             ---------------------------------------------------
             (Registrant's telephone number; including area code)


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Item 5.  Other Events.

     Effective upon the filing of Articles of Organization with the State of Iowa on March 10, 1997, Murdock Communications Corporation (the "Company") and MATRIXMedia Holdings, Inc. ("MMH") formed Link*Star, LLC as a joint venture (the "Joint Venture") to market telephones with a patented credit card-swipe feature and speed dial access to restaurants and other businesses and services. The telephones, along with the Company's interactive voice response ("IVR") technology, allow hotel guests to order and pay for goods and to access information services such as news, weather, sports headlines and financial reports, directly from a hotel room. MMH currently markets advertising for IVR applications.

     The Company contributed contractual rights to use the speed dial access and the IVR technology to the Joint Venture. In consideration for the Company's contribution, the Company received a 50% ownership interest in the Joint Venture and the right to receive distributions based upon the Joint Venture's cash flow in preference to any payments to MMH until approximately $470,000 of the Company's contribution to the Joint Venture is returned. The Company expects that it will seek to provide telecommunications services for the access telephones, while the Joint Venture will market access to the telephones to local restaurants and other businesses. The access telephones are currently installed in approximately 100,000 hotel rooms across the nation and the Company also has approximately 33,000 access telephones in inventory.

Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits

         99.1-- Operating Agreement of Link*Star, LLC, an Iowa limited liability company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Murdock Communications Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MURDOCK COMMUNICATIONS CORPORATION
Date:  March 26, 1997
                                        BY  /s/ David F. Schultz
                                           ----------------------------
                                                David F. Schultz,
                                                Chief Financial Officer
                                                    and Secretary


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                                 EXHIBIT INDEX



                  Exhibit                                  Page No.
                  -------                                  --------

99.1       Operating Agreement of                             5
           Link*Star, LLC, an Iowa limited
           liability company.



















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